
                                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                        MONTHLY PERIOD ENDING DECEMBER 31, 2000
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1998-B
                                        Class A - 055237AG6 Class B - 055237AH4


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $93,626,487.90
                                                                                                        --------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $11,405,507.03
                                                                                                        --------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $ 1,944,192.61
                                                                                                        --------------

4.          The aggregate amount of Servicer Interchange                                                $   625,000.00
                                                                                                        --------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1998-B   Certificates                                                                $12,724,699.63
                                                                                                        --------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1998-B  Certificates                                                                 $93,626,487.90
                                                                                                        --------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable to
            the Series 1998-B -Certificates                                                             $         0.00
                                                                                                        --------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account and paid in
            accordance with the Loan Agreement pursuant to Section 4.11                                 $         0.00
                                                                                                        --------------

9.          The excess, if any, of the Required Collateral Interest over the Collateral Interest        $         0.00
                                                                                                        --------------

10.         The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $60,000,000.00
                                                                                                        --------------

11.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $ 3,938,633.33
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   256,300.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   388,533.33
                                                                                                        --------------

12.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $         0.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $         0.00
                                                                                                        --------------

13.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $ 3,938,633.33
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   256,300.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   388,533.33
                                                                                                        --------------

14.         To the knowledge of the undersigned, no Series 1998-B Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  12th  day  of  August,  2002.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/  R.  Brian  Rozelle
          ----------------------------
          Name:     R.  Brian  Rozelle
          Title:    Assistant  Vice  President